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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) is being filed to supplement the disclosure under Item 5.02 of the Current Report on Form 8-K filed by indie Semiconductor, Inc. (the “Company”) with the Securities and Exchange Commission on June 20, 2024 (the “Original Report”). At the time of the Original Report, the Compensation Committee of the Board of Directors (the “Compensation Committee”) had not made a determination regarding any additional compensation to Raja Bal in connection with his appointment as the Company’s acting Chief Financial Officer and principal financial officer. The Company hereby amends the Original Report to include information on Mr. Bal’s compensation. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Report is amended by this Form 8-K/A.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced appointment of Raja Bal as the Company’s acting Chief Financial Officer and principal financial officer, on June 28, 2024, the Compensation Committee approved the following compensatory arrangement for Mr. Bal: (i) an annual base salary of $345,000, effective as of July 1, 2024, (ii) a target bonus equal to 70% of Mr. Bal’s annual base salary; and (iii) an equity grant of time-based restricted stock units (“RSUs”) of 200,000 shares of the Company’s Class A common stock pursuant to the Company’s 2021 Omnibus Equity Incentive Plan. The RSUs will vest over four (4) years, with twenty-five percent (25%) of the total number of shares vesting annually on each of the first, second, third and fourth anniversary of the date of grant.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

July 3, 2024	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer (Principal Executive Officer)
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